Exhibit 99.1
The information included in this exhibit is presented for informational purposes only in connection with the change in reportable segments as described in the accompanying Form 8-K. The information included in this exhibit does not reflect events occurring after March 3, 2014, the date on which we filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “2013 Form 10-K”), and does not modify or update the disclosures included in the 2013 Form 10-K in any way, other than as required to reflect the change in reportable segments as described in the accompanying Form 8-K and as set forth in the exhibits attached thereto. You should therefore read this information in conjunction with the 2013 Form 10-K and in conjunction with our Quarterly Report on Form 10-Q for the period ended March 31, 2014, which we filed on May 14, 2014.

ITEM 1.	BUSINESS
Overview
We are a leader in the global laboratory supply industry. VWR enables the advancement of the world’s critical research through the distribution of a highly diversified product line to most of the world’s leading pharmaceutical and biotech companies, as well as industrial, educational and governmental organizations. Our business is highly diversified across products and services, geographic regions and customer segments.
With over 160 years of industry experience, VWR offers a well-established distribution and services network that reaches thousands of specialized labs and facilities spanning the globe. We distribute laboratory supplies, including chemicals, glassware, equipment, instruments, protective clothing, production supplies and other assorted laboratory products, which we acquire from a variety of sources including our branded and private label suppliers and our internal manufacturing operations. In addition, VWR further supports its customers by providing on-site services, storeroom management, product procurement, supply chain systems integration, cleanroom services, scientific services and technical services, including laboratory and furniture design, supply and installation. Our extensive offerings are marketed to global, regional and local customers in support of research, production, healthcare and other scientific endeavors. We reach our customers through a global distribution network, providing distribution services to a highly fragmented supply chain by offering products from a wide range of manufacturers to a large number of customers in 35 countries, processing approximately 45,000 order lines daily from a logistical network of more than 50 strategically located distribution centers and regional service centers.
The roots of our business date back to 1852. Following a series of business combinations, in 1966 the Company became part of Univar Corporation. In 1986, the Company became a publicly-traded company following a spin-off from Univar Corporation and embarked on a substantial expansion program. In 1995, the Company acquired Baxter International’s industrial distribution business, more than doubling its revenue base. In connection with this acquisition, Merck KGaA acquired 49.9% of the Company’s then outstanding shares and, in 1999, Merck KGaA acquired the remainder of the Company’s shares. During the period from 1995 through 1999, Merck KGaA actively built its scientific supplies distribution business in Europe through a series of acquisitions. In 2001, Merck KGaA combined the operations of the U.S. and European distribution businesses, and in 2002, consolidated them under a common U.S. parent company, creating a leader in the global laboratory supply industry. In 2004, the Company was acquired from Merck KGaA by CDRV Investors, Inc. (“CDRV”).
On June 29, 2007, CDRV completed a merger (the “Merger”) by and among CDRV, Varietal Distribution Holdings, LLC, a Delaware limited liability company (“Holdings”), and Varietal Distribution Merger Sub, Inc., a Delaware corporation and subsidiary of Holdings (“Merger Sub”). Pursuant to the Merger, Merger Sub merged with and into CDRV, with CDRV continuing as the surviving corporation and assuming all of the debt obligations of Merger Sub. In addition, in connection with the Merger, CDRV changed its name to VWR Funding, Inc. After giving effect to the Merger and related transactions, the Company became a direct, wholly owned subsidiary of VWR Investors, Inc., a Delaware corporation (“VWR Investors”), which is a direct, wholly owned subsidiary of Holdings. Holdings is a holding company owned by private equity funds managed by Madison Dearborn Partners, LLC (“Madison Dearborn”), other co-investors and certain members of our management who have been given the opportunity to purchase equity in Holdings pursuant to an equity incentive plan established at the time of the Merger, who we collectively refer to as the “equity investors.” See Item 12 — “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for additional information regarding the equity investors.
The Merger, including the redemption of previous debt and the payment of related fees and expenses, was financed by equity contributions of $1,425.0 million, the issuance of $675.0 million aggregate principal amount of 10.25%/11.25% unsecured senior notes due 2015 (the “10.25% Senior Notes”), the issuance of $353.3 million and €125.0 million aggregate principal amount of 10.75% unsecured senior subordinated notes due 2017 (the “Senior Subordinated Notes”) and senior secured term loan borrowings under a senior secured credit facility of $615.0 million and €600.0 million (the “Senior Secured Credit Facility”). In June 2012, January 2013 and January 2014, we completed amendments to the Senior Secured Credit Facility which lowered the margin we pay on the loans and extended the maturities for a portion of our revolving credit commitments and all senior secured term loan borrowings. In August 2012, the Company commenced a tender offer to purchase the then outstanding 10.25% Senior Notes. In a series of transactions concluding in October 2012, the Company issued $750.0 million aggregate principal amount of 7.25% unsecured senior notes due 2017 (the “7.25% Senior Notes”) and redeemed the 10.25% Senior Notes. These, together with an accounts receivable securitization facility that we entered into during 2011 (the “A/R Facility”) and amended and extended in November 2013, comprised the majority of our financing as of December 31, 2013. See Note 10 in Item 8 — “Financial Statements and Supplementary Data” in Exhibit 99.6 of the accompanying Form 8-K for additional information regarding our indebtedness.
We report financial results on the basis of two reportable segments: (1) North, Central and South America (collectively, the “Americas”); and (2) Europe, Middle East, Africa and Asia Pacific (collectively, “EMEA-APAC”). Both the Americas and EMEA-APAC segments are engaged in the distribution of laboratory and production supplies to customers in the pharmaceutical, biotechnology, medical device, chemical, technology, food processing, healthcare, mining and consumer products industries, as well as governmental agencies, universities and research institutes and environmental organizations, within their respective geographic regions.
Effective January 1, 2014, we changed our reportable segments to align with our new basis of managing the business. We have recast all reportable segment financial data herein to conform to the current segment presentation. For more information, see Note 18 in Item 8 — “Financial Statements and Supplementary Data” in Exhibit 99.6 of the accompanying Form 8-K.
Customers and Markets
Management estimates that annual revenues in the global laboratory products industry, our primary end market, are approximately $38 billion, based on trade association data. Additionally, our products are sold to production customers, and our extensive service offerings are marketed to pharmaceutical, biotechnology and industrial customers in support of research and development and other scientific endeavors. Our net sales are influenced by, but not directly correlated with, the growth of research and development and production spending from a diversified group of end-users, and we expect that demand may vary by type of end-user.
We maintain a diverse and stable customer base across a diversified array of end-users and geographies. Our customers include pharmaceutical, biotechnology, medical device, chemical, technology, food processing, healthcare, mining and consumer products companies. They also include universities and research institutes, governmental agencies, environmental organizations and primary and secondary schools.
We serve our customers globally through our operations in 35 countries. We established a presence in Asia Pacific in 2006 and in Central and South America through targeted acquisitions completed in 2011, 2012 and 2013.
We seek to be the principal provider of laboratory supplies to our customer base. We are a significant provider of laboratory supplies to a majority of the world’s 20 largest pharmaceutical companies. Pharmaceutical and biotechnology companies (collectively, “BioPharma”) represented approximately 40% of our 2013 net sales, and together with universities and colleges and governmental entities, accounted for approximately 62% of our 2013 net sales. In 2013, our top 20 customers accounted for approximately 17% of our net sales, with no single customer representing more than 4% of our net sales. As of December 31, 2013, our top 10 customers have had relationships with us averaging more than 12 years.
The following chart sets forth our consolidated customer sales mix for 2013:
Fragmentation and Consolidation
The global laboratory supply market segment is fragmented. Because scientific research supplies are manufactured and distributed by thousands of different companies, end-users are required to maintain a complex infrastructure in order to find and order the best product at the right price. This may lead end-users to view major distribution companies as a means to reduce the total cost of purchasing by eliminating complexity and improving the effectiveness of the supply chain. In addition, these inefficiencies may also lead to industry consolidation in the future, as the larger distribution companies acquire smaller distribution companies.

Products and Services
We offer a wide range of products, including chemicals, glassware, plasticware, instruments and other laboratory equipment, protective clothing, laboratory furniture and scientific educational materials for primary and secondary schools. We currently market more than 1 million products from a network comprised of thousands of suppliers. Our average order size is approximately $600. Many of our products, including chemicals and laboratory and production supplies, are consumable in nature. These products are basic and essential supplies required by research and quality control laboratories and represented approximately three-quarters of our net sales in 2013. We also offer durable products, including, but not limited to, centrifuges, fume hoods, workstations, ovens, microscopes, lab furniture and cold storage equipment.
We distribute products sourced from a wide array of manufacturers and are a primary distributor for a variety of major manufacturers. We offer customers a large selection of products designed to meet their individual needs from a combination of premium, “value-for-money” and lower-cost products. In 2013, approximately 80% of our laboratory distribution product sales consisted of branded products, with the balance comprised of private label products, primarily in the “value for money” category.
We provide services to customers ranging from single-site laboratories and/or production facilities to large multinational corporations with multiple locations. These services cover a broad range of customer needs and include scientific services, technical services, on-site storeroom services and laboratory and furniture design, supply and installation. While we believe the provision of services is an important element of our value proposition to our customers, net sales and operating income derived from such services are not material.
The following chart sets forth our consolidated product sales mix for 2013:
Distribution Network
We operate a distribution network of over 4 million square feet of distribution space, which consists of strategically located distribution centers and various smaller regional service centers and “just-in-time” facilities for customer-specific requirements. We ship products to more than 275,000 customer locations worldwide. Customer contact centers have the responsibility for order entry and customer service. Our distribution centers receive products from manufacturers, manage inventory and fill and ship customer orders. We also contract with third parties to ship products directly to our customers based on our instructions.
Our regional service centers are located near selected customer locations and are designed to supply a limited number of products to those customers that require a high level of service. We also operate “just-in-time” facilities at or near customer sites to meet customer needs promptly.

Sales and Marketing
We reach customers through a well-trained global sales force, industry-leading websites and targeted catalogs. Our field sales organization is supported by specialist teams, selected for their in-depth industry and product knowledge, who provide advanced sales and technical support for e-business integration, customized services, laboratory furniture, chromatography, production, healthcare and life science product areas.
Our internet sites play a vital role in how we conduct business with our customers. Over half of the orders that we process originate from our websites, which feature our full product offering on a multi-lingual platform to deliver a tailored user experience in the many countries in which we do business. Our customers make use of the rich functionality that our websites have to offer, many of which better integrate our customers’ processes with our own. The flexibility and scalability of our websites allow us to integrate acquisitions, drive geographical expansion and serve segmented market needs with relative ease.
We also provide printed literature including flyers, brochures, magazines and general catalogs. Our general catalogs, which present the most comprehensive view of our product portfolio, are printed in over 20 languages and distributed worldwide. General catalogs are supplemented by specialty catalogs and brochures geared toward specific industries, applications and product lines. In addition, we produce several serial publications that engage our customers with informative articles and a focused product offering, timed to release during prime purchasing seasons.
Suppliers
We distribute products sourced from a wide range of manufacturers. This includes a majority of the major manufacturers of laboratory chemicals, glassware, plasticware, instruments and other laboratory equipment, protective clothing and laboratory furniture who sell through distributors. In many cases, we believe we are a principal distributor for these major manufacturers. As of December 31, 2013, our top 10 suppliers have had relationships with us averaging more than 12 years.
Merck KGaA is one of our major suppliers of chemical and other products. Merck KGaA and its affiliates supplied products accounting for approximately 10% of our consolidated net sales in 2013, 2012 and 2011. We have concluded negotiations to replace our chemical distribution agreements with Merck KGaA, which were set to expire in April 2014. The new, non-exclusive chemical distribution agreements with Merck KGaA will commence in April 2014 and run through December 2018. The terms and conditions in these new agreements are less favorable to us than in our existing agreements with Merck KGaA, which could adversely affect our results of operations or financial condition once the new agreements commence. Merck KGaA has the right to terminate these agreements if certain events occur.
Intellectual Property
We believe the VWR tradename is well recognized in the global laboratory supply industry and by scientists and is therefore a valuable asset of ours. We use a number of registered and unregistered trademarks and service marks for our products and services, substantially all of which are owned by us. In some cases, however, we do not own the existing applications and registrations for our material trademarks or service marks in each country in which we do business. Generally, registered trademarks have perpetual lives, provided that they are renewed on a timely basis and continue to be used properly as trademarks, subject only to the rights of third parties to seek cancellation of the marks.
Our business is not dependent to a material degree on patents, copyrights or trade secrets although we consider our catalogs, websites and proprietary software integral to our operations. Although we believe we have adequate policies and procedures in place to protect our intellectual property, we have not sought patent protection for our processes nor have we registered the copyrights in any of our catalogs, websites or proprietary software. Other than licenses to commercially available third party software, we have no licenses to intellectual property that are significant to our business.
Competition
We operate in a highly competitive environment. We compete in the global laboratory supply industry primarily with Thermo Fisher Scientific Inc. which has a portion of its business dedicated to the distribution of laboratory products and services. We also compete with many smaller regional, local and specialty distributors, as well as with a wide range of manufacturers selling directly to their customers. Competitive factors include price, service and delivery, breadth of product line, customer support, e-business capabilities, service offerings and the ability to meet the special requirements of customers.
Some of our competitors are increasing their manufacturing operations both internally and through acquisitions of manufacturers, including manufacturers that supply products to us. To date, we have not experienced an adverse impact on our ability to continue to source products from manufacturers that have been vertically integrated, although there is no assurance that we will not experience such an impact in the future.

Government Regulation
Some of the products we offer and our operations are subject to a number of complex and stringent laws and regulations governing the production, handling, storage, transportation, import, export and distribution of chemicals, drugs and other similar products, including the operating and security standards of the United States Drug Enforcement Administration, the Alcohol and Tobacco Tax and Trade Bureau, the Food and Drug Administration, the Bureau of Industry and Security and various state boards of pharmacy as well as comparable state and foreign agencies. In addition, our logistics activities must comply with the rules and regulations of the Department of Transportation, the Federal Aviation Administration and similar foreign agencies. We are also required to abide by the anti-corruption and anti-bribery laws of all countries in which we operate, including the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”). While we believe we are in compliance in all material respects with such laws and regulations, any non-compliance could result in substantial fines or otherwise restrict our ability to provide competitive distribution services and thereby have an adverse impact on our financial condition. For information on environmental, health and safety matters, see below under “Environmental, Health and Safety Matters.”
Employees
As of December 31, 2013, we had approximately 8,400 employees, including approximately 3,800 in North America, 3,400 in Europe, 1,000 in Asia Pacific (including approximately 700 employees in our shared service centers) and 200 in Central and South America. As of December 31, 2013, approximately 5% of our employees in North America were represented by unions, and virtually all of our employees in Europe are represented by workers’ councils and/or unions. While we believe our relations with our employees are good, there can be no assurance that further union expansion will not occur.
Environmental, Health and Safety Matters
We are subject to a broad range of foreign, federal, state and local environmental, health and safety laws and regulations, including those pertaining to air emissions, water discharges, the manufacturing, handling, disposal and transport of solid and hazardous materials and wastes, the investigation and remediation of contamination and otherwise relating to health and safety and the protection of the environment and natural resources. As our global operations have involved and continue to involve the manufacturing, handling, transport and distribution of materials that are, or could be classified as toxic or hazardous, there is some risk of contamination and environmental damage inherent in our operations and the products we manufacture handle, transport and distribute. Our environmental, health and safety liabilities and obligations may result in significant capital expenditures and other costs, which could negatively impact our business, financial condition and results of operations. We may be fined or penalized by regulators for failing to comply with environmental, health and safety laws and regulations. In addition, contamination resulting from our current or past operations may trigger investigation or remediation obligations, which may have a material impact on our business, financial condition and results of operations.
Based on current information, we believe that any costs we may incur relating to environmental matters will not be material. We cannot be certain, however, that identification of presently unidentified environmental conditions, more vigorous enforcement by regulatory authorities or other unanticipated events will not arise in the future and give rise to additional environmental liabilities, business interruptions, compliance costs or penalties which could have a material impact on our business, financial condition and results of operations. In addition, environmental laws and regulations are constantly evolving and it is not possible to predict accurately the effect they, or any new regulations or legislation, may have in future periods.
Available Information
We file or furnish annual and quarterly reports and other information with or to the U.S. Securities and Exchange Commission (“SEC”). You may read and copy any documents we file at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public free of charge at the SEC’s website at www.sec.gov.
You may also access our press releases, financial information and reports filed with or furnished to the SEC (for example, our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K and any amendments to those forms) online at www.vwr.com. Copies of any documents on our website are available without charge, and reports filed with or furnished to the SEC will be available as soon as reasonably practicable after they are filed with or furnished to the SEC. The information found on our website is not part of this or any other report filed with or furnished to the SEC.
Corporate Information
Our principal executive offices are located at 100 Matsonford Road, P.O. Box 6660, Radnor, PA 19087, and our telephone number is (610) 386-1700. Our Internet website is located at www.vwr.com.